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                                                                  EXHIBIT 23

                 CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 33-95292, 33-80527, 333-05575, 333-11597 and
333-22971.

                                               ARTHUR ANDERSEN LLP

Denver, Colorado
April 4, 1997